Oncor Electric Delivery Third Quarter 2011 Investor Call October 28, 2011 Exhibit 99.1

1 Oncor Electric Delivery
Forward Looking Statements
This presentation contains forward-looking statements, which are subject to various risks and uncertainties. Discussion of risks and uncertainties that could cause actual results to differ materially from management’s current projections, forecasts, estimates and expectations is contained in filings made by
Oncor Electric Delivery Company LLC (Oncor) with the Securities and Exchange Commission
(SEC). Specifically, Oncor makes reference to the section entitled “Risk Factors” in its annual and quarterly reports. In addition to the risks and uncertainties set forth in Oncor’s SEC filings, the forward-looking statements in this presentation could be affected by, among other things: prevailing governmental policies and regulatory actions; legal and administrative proceedings and settlements; weather conditions and other natural phenomena; acts of sabotage, wars or terrorist activities; economic conditions, including the impact of a recessionary environment; unanticipated population growth or decline, or changes in market demand and demographic patterns; changes in business strategy, development plans or vendor relationships;
unanticipated changes in interest rates or rates of inflation; unanticipated changes in operating expenses, liquidity needs and capital expenditures; inability of various counterparties to meet their financial obligations to Oncor, including failure of counterparties to perform under agreements; general industry trends; hazards customary to the industry and the possibility that Oncor may not have adequate insurance to cover losses resulting from such hazards; changes in technology used by and services offered by Oncor; significant changes in Oncor’s relationship with its employees; changes in assumptions used to estimate costs of providing employee benefits, including pension and other post-retirement employee benefits, and future funding requirements related thereto; significant changes in critical accounting policies material to Oncor;
commercial bank and financial market conditions, access to capital, the cost of such capital, and the results of financing and refinancing efforts, including availability of funds in the capital markets and the potential impact of disruptions in US credit markets; circumstances which may contribute to future impairment of goodwill, intangible or other long-lived assets; financial restrictions under Oncor’s revolving credit facility and indentures governing its debt instruments; Oncor’s ability to generate sufficient cash flow to make interest payments on its debt instruments; actions by credit rating agencies; and Oncor’s ability to effectively execute its operational strategy. Any forward-looking statement speaks only as of the date on which it is made, and
Oncor undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which it is made or to reflect the occurrence of unanticipated events.
Regulation G
This presentation includes certain non-GAAP financial measures. A reconciliation of these measures to the most directly comparable GAAP measures is included in this presentation, which is available on Oncor’s website,
www.oncor.com,
under the ‘News’ tab in the Investor Information section, and also filed with the SEC.

2 Oncor Electric Delivery 3rd Quarter 2011 Investor Call Agenda Financial Overview David Davis Chief Financial Officer Operational Review Bob Shapard Chairman and CEO Q&A

3 Oncor Electric Delivery
Weather Drove Q3 2011 Volumes and Impacted Weather-
Adjusted Response
Avg KWH/Residential Premise, Weather Adj
Q3 ‘10 vs. Q3 ‘11
Residential GWH, Actual
Q3
1
‘10 vs. Q3 ‘11
Residential Points of Delivery
Q3 ‘10 vs. Q3 ‘11; thousands of meters
Residential GWH, Weather Adj
Q3 ‘10 vs. Q3 ‘11
14,133
16,098
Q3 '10 Q3 '11
4,836
4,664
Q3 '10 Q3 '11
13,017
12,671
Q3 '10 Q3 '11
2,693
2,717
At 9/30/2010 At 9/30/2011
0.9%
13.9%
2.7%
3.6%
1
Unless otherwise indicated, reflects three months ended September 30.

4 Oncor Electric Delivery
Large C&I Demand and Usage Trends Suggest Continued
Economic Recovery
Large C&I GWH, Actual
Q3 ‘10 vs. Q3 ‘11
Large C&I GWH, Weather Adj
Q3 ‘10 vs. Q3 ‘11
18,411 18,722
Q3 '10 Q3 '11
3.4% 2.9%
17,640
18,234
Q3 '10 Q3 '11
Large C&I Billed MW Demand (Avg)
Q3
1
‘10 vs. Q3 ‘11
18,795
19,822
Q3 '10 Q3 '11
17,053
16,575
Q3 '10 Q3 '11
Large C&I Actual MW Demand (Avg)
Q3 ‘10 vs. Q3 ‘11
5.5%
1.7%
1
Three months ended September 30.

Wholesale Transmission Service Cost (TSC) Recovery
($ Millions)
Q1`10
Q2`10
Q3`10
Q4`10
Q1`11
Q2`11
Q3`11
TSC + TCRF Billed Revenues
Gross Wholesale Transmission Service Costs

5 Oncor Electric Delivery
Starting Q3 ‘11, Distribution “Book” Revenue Related to
Recovery of Wholesale Transmission Service Will Match
Expense
1
$143
$144
$147
$153
$158
$160
$160
$144
$130
$172
$133
$150
$147
$204
Includes affiliate transmission costs and excludes impacts of deferrals of accounting recognition to reflect timing of recovery under PUCT regulations.  Numbers indicate amounts
  TCRF – Transmission Cost Recovery Factor
1
per quarter

6 Oncor Electric Delivery
Summary of Financial Results
1
Adjusted Net Income
Q3 ‘10 vs. Q3 ‘11; $ millions
146
141
Q3 '10 Q3 '11
Adjusted Operating Revenues
Q3
2
‘10 vs. Q3 ‘11; $ millions
788
851
Q3 '10 Q3 '11
PP&E, net
Q3 ‘10 vs. Q3 ‘11; $ millions
9,529
10,247
At 9/30/2010 At 9/30/2011
Adjusted Operating Cash Flow
Q3 ‘10 vs. Q3 ‘11; $ millions
334
396
Q3 '10 Q3 '11
1
Excludes impacts from transition bond debt, and fair value accounting adjustments associated with the October 2007 merger.
2
Unless otherwise indicated, reflects three months ended September 30.
8.0%
18.6%
3.4%
7.5%

7 Oncor Electric Delivery
Credit Metrics
1
Continue to be Strong
EBITDA
Q3
2
‘10 vs. Q3 ’11 and TME
3
9/30/10 vs TME 9/30/11; $ millions
EBITDA/Cash Interest
TME 9/30/10 vs. TME 9/30/11; Ratio
4.7x 4.7x
TME 9/30/10 TME 9/30/11
Debt/EBITDA
TME 9/30/10 vs. TME 9/30/11; Ratio
3.7x
3.5x
TME 9/30/10 TME 9/30/11
1
Excludes impacts from transition bond debt, a one-time write-off of regulatory assets and fair value accounting adjustments associated with the October 2007 merger.
2
Three months ended September 30.
3
Twelve months ended.
452
480
1,407
1,509
Q3 '10 Q3 '11 TME 9/30/10 TME 9/30/11
7.2%
6.2%

8 Oncor Electric Delivery
Oncor’s Credit Facility Maturity Has Been Extended to
October 2016
Revolver Capacity Borrowings and
Letters of Credit
Effective Remaining
Capacity
Cash Total Available
Liquidity
$2.0 billion Secured Revolving Credit Facility
1
Balances at October 26, 2011; $ millions
$2,000
$564
$1,436
$20
$1,456
Rating Outlook
Moody’s Baa1 Stable
Standard & Poor’s A- Stable
Fitch Ratings BBB+ Stable
Solid Credit Ratings
1
Oncor’s $2.0 billion Credit Facility matures in 2016.
2
Excludes transition bond debt.
$376
$524
$500
$324
$550
$126
11 12 13 14 15 16 17 18 19 20
Long-Term Debt
2
Maturity Profile
2011-2020; $ millions

9 Oncor Electric Delivery
226
200
230
240
305
325
305
171
180
170
185
200
205
215
164
160
150
257
290
140
135
475
490
202
580
555
390
1,020
1,410
1,250
950
1,000
1,005
1,010
340
155
10 11E 12E 13E 14E 15E 16E
Actual and Estimated Capital Expenditures
10 - 16E; $ millions
New Service
Advanced Metering
CREZ
1
/ Voltage
Support
IT / Maintenance /
General Plant
Transmission Grid
Expansion
Capital Program
1
Oncor currently estimates that the total cost of the CREZ / Voltage Support projects will be approximately $2.0 billion.

10 Oncor Electric Delivery 3rd Quarter 2011 Investor Call Agenda Financial Overview David Davis Chief Financial Officer Operational Review Bob Shapard Chairman and CEO Q&A

Persistent Heat Engulfs Nation - Summer 2011
Number of Days Maximum Temperature ≥ 100°F
June 1 - August 31, 2011
NOAA's
Number of Days Max Temperature ≥ 100°F
10 - 25
25 - 40
40 - 55
55 - 70
>70
1 - 10
10 - 25
25 - 40
40 - 55
55 - 70
> 70

11 Oncor Electric Delivery
Summer Heat of 2011
DFW
Days Low >= 80
o
1 2011 55
2 1998 39
3 2008 27
4 2010 24
5 2006 23
DFW
Days>=105
o
Since 1998
2011 19
2000 10
1998 9
2006 6
1999 5
2008 5
2010 3
2003 2
DFW
Days >= 100
o
1 2011 70
2 1980 69
3 1998 56
4 1954 52
5 1956 48

12 Oncor Electric Delivery
CREZ Update
Competitive Renewable Energy Zones
2011 signals major shift in CREZ
project as it moves from CCN
proceedings to ROW acquisition
and actual construction
Will invest ~$2.0 billion on project
in total, including voltage support,
and $580M in 2011
$689M invested in CREZ through
September 30, 2011; $373M
invested YTD 2011
All 14 CCN’s have been approved

13 Oncor Electric Delivery
AMS Initiative on Target for 2012 Completion
Advanced Metering Initiative
More than 2.1M meters installed
through September 30, 2011;
~609,000 meters installed in YTD
‘11
$477M invested in AMS through
September 30, 2011; $117M
invested YTD 2011
Customer education

14 Oncor Electric Delivery
Oncor’s Ring-Fencing
Oncor Holdings and Oncor
are ring-fenced entities and
have no obligation to pay
any amounts due on EFH
and EFIH debt that is
secured by EFIH’s equity in
Oncor Holdings.
In the event of a valid
permitted asset transfer
(disposition of EFIH’s
equity interests in Oncor
Holdings), this debt would
become obligations of the
third party transferee.

15 Oncor Electric Delivery Appendix - Regulation G Reconciliations and Supplemental Data

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16 Oncor Electric Delivery
Measure Definition
TSC +TCRF Billed Revenues
(non-GAAP)
Charges billed to retail electric providers under Public Utility Commission of
Texas (PUCT) approved tariffs for the recovery of wholesale transmission service costs excluding accruals for unbilled deliveries and deferral of over/under collected amounts calculated under PUCT reconciliation rules
Gross Wholesale Transmission
Service Costs (non-GAAP)
Charges billed to Oncor distribution business under the PUCT’s wholesale transmission tariff matrix, including Oncor transmission affiliate charges and excluding deferrals of costs calculated under PUCT reconciliation rules
Adjusted Operating Revenues
(non-GAAP)
Oncor operating revenues, less operating revenues of Oncor Electric Delivery
Transition Bond Company LLC (BondCo)
Adjusted Net Income   (non-
GAAP)
Oncor net income, less effects of purchase accounting and net income of
BondCo
Debt (non-GAAP) Oncor total debt, less transition bonds of BondCo
Adjusted Operating Cash Flow
(non-GAAP)
Oncor cash provided by operating activities, less BondCo cash  provided by operating activities
Total Debt (GAAP)
Oncor long-term debt (including current portion), plus bank loans and commercial paper
EBITDA (non-GAAP)
Income from continuing operations before interest expense and related charges and provisions in lieu of income tax, plus depreciation and amortization and special items. EBITDA is a measure used by Oncor to assess performance.
Debt/EBITDA (non-GAAP)
Total debt less transition bonds divided by EBITDA.  Transition, or securitization, bonds are serviced by a regulatory transition charge on wires rates and are therefore excluded from debt in credit reviews. Debt / EBITDA is a measure used by Oncor to assess credit quality.
EBITDA/Cash Interest (non-
GAAP)
EBITDA divided by cash interest expense is a measure used by Oncor to assess credit quality.
Financial Definitions

17 Oncor Electric Delivery
Table 1: Oncor TSC + TCRF Billed Revenues and
Wholesale Transmission Service Costs Reconciliation
Three Months Ended Q1 ‘10 – Q3 ‘11
$ millions
Q1 ‘10 Q2 ’10 Q3 ’10 Q4 ’10 Q1 ’11 Q2 ’11 Q3 ’11
Oncor operating revenues 703 702 831 678 706 756 897
Adjustments: Operating revenues – Bondco (41) (37) (43) (32) (35) (38) (46)
Other revenues (547) (504) (616) (526) (552) (526) (695)
TCRF revenue deferral - - - - - - 39
Unbilled revenues 29 (31) - 13 31 (45) 9
TSC + TCRF billed revenues 144 130 172 133 150 147 204
Oncor operation and maintenance expense 249 252 256 252 258 259 281
Less: Non-wholesale transmission service expense (151) (154) (154) (156) (155) (153) (168)
Wholesale transmission service expense 98 98 102 96 103 106 113
Plus:  Affiliate wholesale transmission service  costs 45 46 45 49 50 50 51
Net wholesale transmission cost deferral - - - 8 5 4 (4)
Gross wholesale transmission service costs 143 144 147 153 158 160 160
1
Other revenues consist of distribution base rates other than TSC and TCRF, advanced metering surcharges, third party transmission revenues and other miscellaneous revenues
1

18 Oncor Electric Delivery
Table 2: Oncor Adjusted Operating Revenues Reconciliation
Three Months Ended September 30, ‘10 and ‘11
$ millions
Q3 ‘10 Q3 ‘11
Operating revenues – Oncor 831 897
Less: Operating revenues – BondCo (43) (46)
Adjusted operating revenues, excluding BondCo 788 851

19 Oncor Electric Delivery
Q3 ‘10 Q3 ‘11
Net income – Oncor 149 144
Less: Effects of fair value accounting (after tax) (3) (3)
Adjusted net income, excluding BondCo 146 141
Table 3: Oncor Adjusted Net Income Reconciliation
Three Months Ended September 30, ‘10 and ‘11
$ millions

20 Oncor Electric Delivery
Table 4: Oncor Operating Cash Flow Reconciliation
Three Months Ended September 30, ‘10 and ‘11
$ millions
Q3 ‘10 Q3 ‘11
Operating cash flow – Oncor 368 436
Less: Operating cash flow – BondCo (34) (40)
Operating cash flow, excluding BondCo 334 396

21 Oncor Electric Delivery
Table 5: Oncor EBITDA Reconciliation
Three Months Ended September 30, ‘10 and ‘11
$ millions
Q3 ‘10 Q3 ‘11
Net income – Oncor 149 144
Plus: Depreciation & amortization – Oncor 176 190
Provision in lieu of income taxes – Oncor 79 99
Interest expense – Oncor 87 89
Equals: EBITDA – Oncor 491 522
Less:  Net income – BondCo - -
Depreciation & amortization – BondCo (33) (38)
Provision in lieu of income taxes – BondCo - -
Interest expense – BondCo (9) (8)
Effects of fair value accounting (pre tax) (8) (7)
Regulatory asset amortization 11 11
Oncor EBITDA, excluding BondCo 452 480

22 Oncor Electric Delivery
Table 6: Oncor EBITDA Reconciliation
Twelve Months Ended September 30, ‘10 and ‘11
$ millions
TME ‘10 TME ‘11
Net Income – Oncor 352 350
Plus:  Depreciation & amortization – Oncor 659 706
Provision in lieu of income taxes – Oncor 207 238
Interest expense – Oncor 347 353
Equals: EBITDA – Oncor 1,565 1,647
Less:  Net income – BondCo - -
Depreciation & amortization – BondCo (115) (116)
Provision in lieu of income taxes – BondCo - -
Interest expense – BondCo (39) (33)
Effects of fair value accounting (pre tax) (35) (30)
Regulatory asset amortization 41 41
Adjustment of goodwill liability (10) -
Oncor EBITDA, excluding BondCo 1,407 1,509

23 Oncor Electric Delivery
Table 7: Oncor Total Debt Reconciliation
At September 30, ‘10 and ‘11
$ millions
‘10 ‘11
Short-term debt- Oncor
428 553
Long-term debt due currently – Oncor
111 493
Long-term debt, less due currently – Oncor
5,395 4,882
Total debt – Oncor, including BondCo
5,934 5,928
Less:  Short-term debt – BondCo
- -
Long-term debt due currently – BondCo
(111) (117)
Long-term debt, less due currently – BondCo
(591) (472)
Fair value adjustment – BondCo
4 2
Total Oncor debt, excluding BondCo
5,236 5,341

24 Oncor Electric Delivery
Table 8: Oncor Interest and Debt Coverages
Twelve Months Ended September 30, ‘10 and ‘11
$ millions
TME ‘10 TME ‘11 Ref Source
Interest expense and related charges – Oncor
347 353
Amortization of debt fair value discount – Oncor
(1) -
Amortization of debt discount – Oncor
(7) (3)
AFUDC – Oncor
- 2
Cash interest expense – Oncor
339 352
Less: Interest expense – BondCo
(39) (33)
Cash interest expense, excluding BondCo
300 319 A
EBITDA, excluding BondCo 1,407 1,509 B Table 5
Total debt, excluding BondCo
5,236 5,341 C Table 6
EBITDA/cash interest – ratio (B / A)
4.7x 4.7x
Debt/EBITDA – ratio (C / B)
3.7x 3.5x